CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Post-Effective Amendment No. 19 to the Registration Statement on Form N-6 (File No. 333-100131) of our report dated May 8, 2018 relating to the financial statements of Lincoln Benefit Life Company, which appears in such Registration Statement. We also consent to the reference to us under the heading “Experts” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
Chicago, Illinois
April 10, 2020

Appendix A

VPS Growth and Income Class A
VPS International Growth Class A
VPS International Value Class A
VPS Small Cap Growth Class A
VPS Small/Mid Cap Value Class A
Deutsche Equity 500 Index VIP Class A
Deutsche Small Cap Index VIP Class A
Deutsche Bond VIP Class A
Deutsche Core Equity VIP Class A
Deutsche Global Small Cap VIP Class A
Deutsche CROCI® International VIP Class A
Deutsche Global Income Builder VIP Class A
Federated Fund for U.S. Government Securities II
Federated High Income Bond Fund II
Federated Managed Volatility Fund II
VIP Asset Manager
VIP Contrafund
VIP Emerging Markets
VIP Equity-Income
VIP Growth

VIP Growth & Income
VIP High Income
VIP Index 500
VIP Index 500 - Service Class
VIP Investment Grade Bond
VIP Mid Cap
VIP Government Money Market Portfolio Initial Class
VIP Overseas
VIP Real Estate
VIP Value Strategies
Franklin High Income VIP Fund Class
Franklin Income VIP Fund Class 1
Franklin Mutual Global Discovery VIP Fund Class 1
Franklin Mutual Shares VIP Fund Class 1
Franklin Small Cap Value VIP Fund Class 1
Franklin Small-Mid Cap Growth VIP Fund Class 1
Franklin Strategic Income VIP Fund Class 1
Franklin U.S. Government Securities VIP Fund Class 1
Templeton Global Bond VIP Fund Class 1
Morningstar Aggressive Growth ETF Asset Allocation Portfolio Class I

Morningstar Balanced ETF Asset Allocation Portfolio Class I
Morningstar Conservative ETF Asset Allocation Portfolio Class I
Morningstar Growth ETF Asset Allocation Portfolio Class I
Morningstar Income and Growth ETF Asset Allocation Portfolio Class I
Invesco V.I. American Franchise
Invesco V.I. American Value
Invesco V.I. Core Equity
Invesco V.I. Government Securities
Invesco V.I. Growth and Income Fund - Series I
Invesco V.I. High Yield
Invesco V.I. Mid Cap Core Equity
Invesco V.I. Value Opportunity
Invesco V.I. Growth and Income Fund Series II
Invesco V.I. Mid Cap Growth Fund Series II
Janus Henderson Balanced Portfolio Institutional Shares
Janus Henderson Enterprise Portfolio Institutional Shares
Janus Henderson Flexible Bond Portfolio Institutional Shares
Janus Henderson Forty Portfolio Institutional Shares
Janus Henderson Global Research Portfolio Institutional Shares
Janus Henderson Global Technology Portfolio Institutional Shares
Janus Henderson Research Portfolio Institutional Shares
Janus Henderson Mid Cap Value Portfolio Institutional Shares
Janus Henderson Overseas Portfolio Institutional Shares
Janus Henderson Balanced Portfolio Service Shares
Janus Henderson Global Research Portfolio Service Shares
Janus Henderson Mid Cap Value Portfolio Service Shares
Janus Henderson Overseas Portfolio Service Shares
Emerging Markets Equity
ClearBridge Variable Large Cap Value Portfolio Class I
Western Asset Variable Global High Yield Bond Portfolio Class 1
MFS Growth

MFS High Yield Portfolio
MFS Investors Trust
MFS Mass Investors Growth Stock Series - Initial Class
MFS New Discovery
MFS Research
MFS Total Return
MFS Utilities
MFS Value
MFS New Discovery Series (Service Class)
Oppenheimer Conservative Balance Fund
Oppenheimer Total Return Bond Fund/VA
Oppenheimer Discovery MidCap Growth
Oppenheimer Equity Income
Oppenheimer Global
Oppenheimer Global Strategic Income
Oppenheimer International Growth Fund/VA
Oppenheimer Main Street Small Cap
Oppenheimer Global Fund/VA Service Shares
Oppenheimer International Growth Fund/VA Service Shares
Oppenheimer Main Street
Oppenheimer Main Street Small Cap Fund® /VA Service Shares
Foreign Bond
PIMCO Real Return
PIMCO Total Return
VT International Value Fund
VT High Yield (Class IA)
VT International Value Fund (Class IA)
Guggenheim VT U.S. Long Short Equity Fund
T. Rowe Price Blue Chip Growth
T. Rowe Price Equity Income
T. Rowe Price Mid-Cap Growth
T. Rowe Price New America Growth
T. Rowe Price International Stock

Alger Balanced Class I-2
Alger Capital Appreciation Class I-2
Alger Income and Growth Class I-2
Alger Large Cap Growth Class I-2
Alger MidCap Growth Class I-2
Alger SmallCap Growth Class I-2
Morgan Stanley VIF Emerging Markets Portfolio Class I
Morgan Stanley VIF Growth Portfolio Class I
Morgan Stanley VIF U.S. Real Estate Portfolio Class I
Van Eck VIP Emerging Markets Fund Initial Class
Van Eck VIP Hard Assets Fund Initial Class
Wells Fargo VT Advantage Discovery
Wells Fargo VT Advantage Opportunity